UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 29, 2005

Enesco Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 Windsor Drive, Itasca, Illinois		60143
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	630-875-5300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Enesco Group, Inc. today filed a Complaint against Department 56, Inc., Sunshine Productions, Inc., Kevin Knowles and Jim Shore Designs, Inc. in the United States District Court, Northern District of Illinois, Eastern Division.

In summary, the Complaint, as against Jim Shore Designs, alleges breach of contract related to Enesco's current license agreement with Jim Shore Designs, which license was filed with the SEC on a Form 8-K, dated October 5, 2004. Enesco specifically alleges that Jim Shore Designs is breaching provisions relating to Enesco’s exclusivity under the current license agreement. With regard to Department 56, the Complaint alleges a violation of Section 43(a) of the Lanham Act. As against Sunshine Productions, Enesco alleges that Sunshine Productions interfered with Enesco's contract with Jim Shore Designs. Finally, in the Complaint, Enesco alleges that Sunshine Productions and Kevin Knowles engaged in a civil conspiracy and induced an employee to breach her duty of loyalty to Enesco. The Company seeks monetary and equitable relief in connection with the suit.

Enesco plans to rigorously pursue adherence to its current license agreement, and does not seek to terminate its license agreement with Jim Shore Designs in this Complaint.

The Complaint and press release are attached hereto, respectively as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Complaint, dated July 29, 2005, filed against Department 56, Inc., Sunshine Productions, Inc., Kevin Knowles and Jim Shore Designs, Inc. in the United States District Court, Northern District of Illinois, Eastern Division.

99.2 Press Release, dated July 29, 2005, announcing a Complaint filed against Department 56, Inc., Sunshine Productions, Inc., Kevin Knowles, and Jim Shore Designs, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.

July 29, 2005	By:	/s/ Cynthia Passmore-McLaughlin

Name: Cynthia Passmore-McLaughlin
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Complaint, dated July 29, 2005, filed against Department 56, Inc., Sunshine Productions, Inc., Kevin Knowles and Jim Shore Designs, Inc. in the United States District Court, Northern District of Illinois, Eastern Division.
99.2	Press Release, dated July 29, 2005, announcing a Complaint filed against Department 56, Inc., Sunshine Productions, Inc., Kevin Knowles, and Jim Shore Designs, Inc.